Exhibit 3

SEDI

2006-03-21, 19:07:02, EST

Insider: Ireland.G	Issuer: Peru Copper Inc.	Security: Warrants Common	Holder: Geologic Resource Fu
LTD

Security designation	Warrants (Common Shares)

Opening balance of securities or contracts held	603526

Filing date	2006-03-21

Date of transaction	2006-03-20

Nature of transaction	54 - Exercise of warrants

Number or value of securities or contracts acquired

Equivalent number or value of underlying securities acquired

Number or value of securities or contracts disposed of	603526

Equivalent number or value of underlying securities disposed of	603526

Unit price or exercise price	2.00	Currency	American Dollar

Conversion or Exercise price	2.00	Currency	American Dollar

Date of expiry or maturity	2006-03-20

Closing balance of securities or contracts held	0

General remarks (if necessary to describe the transaction)

Private remarks to securities regulatory authorities

Next

SEDI

2006-03-21, 19:08:44, EST

Insider: Ireland.G	Issuer: Peru Copper Inc.	Security: Common Sha	Holder: Geologic Resource Fu
LTD

Security designation	Common Shares

Opening balance of securities held	1124670

Filing date	2006-03-21

Date of transaction	2006-03-20

Nature of transaction	54 - Exercise of warrants

Number or value of securities acquired	603526

Unit price or exercise price	2.00	Currency	American Dollar

Closing balance of securities held	1728196

General remarks (if necessary to describe the transaction)

Private remarks to securities regulatory authorities

Next

SEDI

2006-03-21, 18:59:09, EST

Insider: Ireland.G	Issuer: Peru Copper Inc.	Security: Warrants Common	Holder: Geologic Resource Fu,
LLP

Security designation	Warrants (Common Shares)

Opening balance of securities or contracts held	146474

Filing date	2006-03-21

Date of transaction	2006-03-17

Nature of transaction	54 - Exercise of warrants

Number or value of securities or contracts acquired

Equivalent number or value of underlying securities acquired

Number or value of securities or contracts disposed of	146474

Equivalent number or value of underlying securities disposed of	146474

Unit price or exercise price	2.00	Currency	American Dollar

Conversion or Exercise price	2.00	Currency	American Dollar

Date of expiry or maturity	2006-03-18

Closing balance of securities or contracts held	0

General remarks (if necessary to describe the transaction)

Private remarks to securities regulatory authorities

Next

SEDI

2006-03-21, 19:00:43, EST

Insider: Ireland.G	Issuer: Peru Copper Inc.	Security: Common Sha	Holder: Geologic Resource Fu
LLP

Security designation	Common Shares

Opening balance of securities held	269830

Filing date	2006-03-21

Date of transaction	2006-03-17

Nature of transaction	54 - Exercise of warrants

Number or value of securities acquired	146474

Unit price or exercise price	2.00	Currency	American Dollar

Closing balance of securities held	416304

General remarks (if necessary to describe the transaction)

Private remarks to securities regulatory authorities

Next